Exhibit 10.1
SECOND AMENDMENT TO SECURITIES PURCHASE AND SECURITY AGREEMENT

This Second Amendment to Securities Purchase and Security Agreement (this “Second Amendment”) is entered into as of March 21, 2022 (the “Second Amendment Effective Date”) by and among Evofem Biosciences, Inc., a Delaware corporation (the “Company”), 667, L.P., Baker Brothers Life Sciences, L.P. (each, a “Purchaser”, and collectively, the “Purchasers”), and Baker Bros. Advisors LP, as agent and collateral agent for the Purchasers (in such capacity, the “Designated Agent”).

RECITALS

WHEREAS, the Company, the Purchasers and the Designated Agent are party to that certain Securities Purchase Agreement, dated as of April 23, 2020 and as amended effective November 20, 2021 (the “Amendment Effective Date”) by that First Amendment to Securities Purchase and Security Agreement (the “Purchase Agreement”), pursuant to which the Purchasers purchased certain convertible promissory notes (the “Notes”) and common stock warrants (the “Warrants”, and together with the Purchase Agreement and the Notes, the “Transaction Documents”) of the Company;

WHEREAS, pursuant to Section 12.8 of the Purchase Agreement, any term of the Purchase Agreement, the Notes or the Warrants may be amended only with the written consent of the Company, the Designated Agent and the Purchasers holding a majority of the outstanding balance, in the aggregate, of all Notes issued pursuant to the Purchase Agreement (the “Requisite Purchasers”);

WHEREAS, the undersigned Purchasers constitute the Requisite Purchasers; and WHEREAS, the Company, the Purchasers and the Designated Agent wish to amend the
Purchase Agreement to address the provisions set forth herein effective as of the Second Amendment Effective Date.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1.    Definitions; References; Continuation of Purchase Agreement. Unless otherwise specified herein, each capitalized term used herein that is defined in the Purchase Agreement shall have the meaning assigned to such term in the Purchase Agreement and each capitalized term used herein that is defined in the Warrants shall have the meaning assigned to such term in the Warrants. Each reference to “hereof,” “hereto,” “hereunder,” “herein” and “hereby” and each other similar reference, and each reference to “this Agreement”, the “Securities Purchase Agreement” and each other similar reference, contained in the Purchase Agreement and any other Transaction Document shall from and after the date hereof refer to the Purchase Agreement as amended hereby. Except as amended or waived hereby, all terms and provisions of the Purchase Agreement, the Notes and the Warrants shall continue unmodified and remain in full force and effect.

2.    Amendment to the Purchase Agreement.

2.1    Amendment to Section 1.1 of the Purchase Agreement. Effective as of the Amendment Effective Date, Section 1.1 of the Purchase Agreement is hereby amended to revise the defined terms “Qualified Financing Threshold,” and to add new defined terms “Clinical Trial Milestone” and “Underwritten Financing” as set forth below:

“Clinical Trial Milestone” means the publication by the Company of top-line results from the EVOGUARD clinical trial.

“Qualified Financing Threshold” means a single Underwritten Financing resulting in aggregate gross proceeds to the Company of at least $20,000,000.00.

“Underwritten Financing” means any marketed and underwritten public offering and sale by the Company of Equity Securities after the Amendment Effective Date for the principal purpose of raising capital.

2.2    Amendment to Section 5.1 of the Purchase Agreement. Effective as of the Second Amendment Effective Date, the first paragraph of Section 5.1 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Optional Conversion. Subject to the limitations set forth in Sections 5.3 and 5.4, at the option of the Purchasers, each Purchaser shall have the right to convert all or any portion of the Notes held by such Purchaser at any time into Common Stock at a conversion price (the “Conversion Price”) equal to the lesser of (a) $0.3871 and (b) 100% of the lowest price per share of Common Stock (or, as applicable with respect to any Equity Securities convertible into Common Stock, 100% of the applicable conversion price) which the Company sells securities in any Financing until both of the following are met: (x) the Qualified Financing Threshold (including such Underwritten Financing that achieves the threshold) and (y) the Clinical Trial Milestone (the “Floor Price”).”

2.3    Amendment to Section 8.1(l) of the Purchase Agreement. Effective as of achievement of the Qualified Financing Threshold, Section 8.1(1) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“by no later than October 31, 2022, the Company shall have achieved cumulative net sales (determined in accordance with GAAP) of at least $100,000,000; and”

Additionally, effective as of the achievement of both the Qualified Financing Threshold and the Clinical Trial Milestone, notwithstanding the above, or any other amendment to Section 8.1(l) existing as of the date hereof, Section 8.1(l) of the Purchase Agreement shall upon the achievement of the foregoing, and without any further action required by any party, be deleted in its entirety and replaced with the following:

“by no later than June 30, 2023, the Company shall have achieved cumulative net sales (determined in accordance with GAAP) of at least $100,000,000; and”

3.    Calculation of Aggregate Shares Issuable Pursuant to Warrants: Notwithstanding the foregoing, the Aggregate Shares issuable pursuant to the Warrants shall equal one-half of the Loan Amount divided by $2.44. For the avoidance of doubt, the Exercise Price of the Warrants shall continue to be the Conversion Price for the Notes, as calculated pursuant to Section 5.1 of the Purchase Agreement, as amended by this Second Amendment and subject to the further adjustments set forth in the Warrants.

4.    Miscellaneous.

4.1    Governing Law. This Second Amendment shall be governed in all respects by and construed in accordance with the laws of the State of New York without regard to provisions regarding choice of laws.

4.2    Entire Agreement. This Second Amendment, together with the Purchase Agreement, the Notes, the Warrants, the other Note Documents and the Exhibits and Schedules to the Purchase Agreement and thereto (all of which are hereby expressly incorporated herein by this reference) constitute the entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

4.3    Titles and Subtitles. The titles of the sections and clauses of this Second Amendment are for convenience of reference only and are not to be considered in construing this Second Amendment.

4.4    Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Delivery by facsimile or e-mail of an executed counterpart of a signature page shall be effective as delivery of an original executed counterpart.

4.5    Severability. Should any provision of this Second Amendment be determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Second Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to Securities Purchase and Security Agreement and Warrants to be effective as of the date first above written.

EVOFEM BIOSCIENCES, INC., as Company

By:	/s/ Saundra Pelletier
Name: Saundra Pelletier
Title: President and Chief Executive Officer

Address:
12400 High Bluff Drive, Suite 600
San Diego, CA

Email:

Signature Page to Second Amendment to Securities Purchase and Security Agreement

BAKER BROS. ADVISORS LP,
as the Designated Agent

By:	/s/ Scott Lessing
Scott Lessing
President

Address:
860 Washington St., 10th Floor
New York, NY 10014
Attn: Scott Lessing

Email:

Signature Page to Second Amendment to Securities Purchase and Security Agreement

667, L.P.,
as a Purchaser

By: BAKER BROS. ADVISORS LP, management
company and investment adviser to 667, L.P.,
pursuant to authority granted to it by Baker Biotech
Capital, L.P., general partner to 667, L.P., and not as
the general partner

By:	/s/ Scott Lessing
Scott Lessing
President

Address:
c/o Baker Bros. Advisors LP
860 Washington St., 10th Floor
New York, NY 10014
Attn: Scott Lessing

Email:

Signature Page to Second Amendment to Securities Purchase and Security Agreement

BAKER BROTHERS LIFE SCIENCES, L.P.,
as a Purchaser

By: BAKER BROS. ADVISORS LP,
management company and investment adviser to
Baker Brothers Life Sciences, L.P., pursuant to
authority granted to it by Baker Brothers Life
Sciences Capital, L.P., general partner to Baker
Brothers Life Sciences, L.P., and not as the general
partner.

By:	/s/ Scott Lessing
Scott Lessing
President

Address:
c/o Baker Bros. Advisors LP
860 Washington St., 10th Floor
New York, NY 10014
Attn: Scott Lessing

Email:

Signature Page to Second Amendment to Securities Purchase and Security Agreement